UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 16, 2016

CARBON NATURAL GAS COMPANY

(Exact name of registrant as specified in charter)

Delaware	000-02040	26-0818050
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Broadway, Suite 1170, Denver, Colorado	80290
(Address of principal executive offices)	(Zip code)

(720) 407-7043

(Registrant's telephone number including area code)

 (Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

(a)	Restricted Stock Awards to Non-Employee Directors.

Effective March 16, 2016, the Board of Directors (the “Board”) of Carbon Natural Gas Company (“Carbon”) finalized the awards of shares of restricted stock to each of its non-employee directors.  The Chairman of the Board was awarded 100,000 restricted stock shares and each other non-employee director was awarded 80,000 restricted stock shares.  The awards were made pursuant to restricted stock agreements which provide that the non-employee director will forfeit, for no consideration, all such restricted shares in the event of termination of the Director’s membership on the Board for Cause (as such term is defined in the form of restricted stock agreement).  Additionally, the restricted stock agreements provide that the forfeiture restrictions will lapse upon a change in control of Carbon, the death or disability of such non-employee director (in each case as defined in the form of restricted stock agreement) or the date upon which the Director’s membership on the Board is terminated other than for Cause.  The foregoing is not a complete description of all the terms and conditions of the restricted stock agreements and is qualified in its entirety by the full text of the restricted stock agreements, a form of which is incorporated as Exhibit 10.1 to this Current Report on Form 8-K.

(b)	Restricted Stock Awards to Executive Officers.

On March 16, 2016, the Board of Carbon finalized awards of restricted stock to Patrick R. McDonald, Chief Executive Officer (400,000 shares), Mark D. Pierce, President (200,000 shares) and Kevin D. Struzeski, Chief Financial Officer (200,000 shares).  Under the terms of the restricted stock agreements, the forfeiture restrictions on one-third of the aggregate number of restricted shares awarded to each officer will lapse on each of the first three anniversaries of the date of the restricted stock agreement so long as such officer has been continuously employed by Carbon or one of its subsidiaries from the date of the restricted stock agreement through such applicable anniversary.  Pursuant to the restricted stock agreements, in the event of certain triggering events, such as a change in control of Carbon or an involuntary termination, death or disability of such officer (in each case as defined in the form of restricted stock agreement), the forfeiture restrictions shall lapse as to all remaining shares of restricted stock.  The foregoing is not a complete description of all the terms and conditions of the restricted stock agreements and is qualified in its entirety by the full text of the restricted stock agreement, a form of which is incorporated as Exhibit 10.2 to this Current Report on Form 8-K.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosure provided in Item 1.01(b) above is incorporated by reference in this Item 5.02 in its entirety.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

The following Exhibits are filed as part of this report:

Exhibit No.	Description

10.1	Form of Non-Employee Director Restricted Stock Agreement.
10.2	Form of Officer Restricted Stock Agreement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

CARBON NATURAL GAS COMPANY

/s/ Patrick R. McDonald
Patrick R. McDonald,
CEO

Dated:  March 23, 2016

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